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                                                                    EXHIBIT 10.7


                       FIRST AMENDMENT TO LEASE AGREEMENT

         This First Amendment to the Lease Agreement (hereinafter the "First Amendment") is made and entered into as of the 16 day of JAN, 1997, by and between Via Mizner Associates, a Florida general partnership, hereinafter referred to as the "LANDLORD," and Ivy Management, Inc., a Massachusetts corporation, hereinafter referred to as the "TENANT".

                                  WITNESSETH:

         WHEREAS, the LANDLORD and the TENANT entered into the Lease Agreement as of the 31st day of January, 1992; and

         WHEREAS, the LANDLORD and the TENANT desire to modify and amend the Lease Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and of good, lawful and valuable considerations moving to and received by each of the parties to be bound hereby, the LANDLORD and the TENANT agree as follows:

         1. The above recitals are true and correct and are hereby incorporated herein by reference.

         2. Paragraph 6 of Exhibit Two to the Lease Agreement entitled "Tenant Cancellation Provision and Penalty" is hereby deleted in its entirety and said Paragraph 6 of Exhibit Two is null and void and of no further force and effect whatsoever.

         4. Except as specifically modified and amended herein, the LEASE AGREEMENT remains in full force and effect and is hereby ratified and confirmed by the LANDLORD and TENANT.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Lease Agreement to be duly executed as of the day and year set forth above.


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                                    LANDLORD

                                    VIA MIZNER ASSOCIATES, a
                                    Florida general partnership,
                                    LANDLORD

Dated   1/16/97                     By: SVMP, LTD., a Florida
     -------------------------          Limited partnership,
                                        General Partner of Via
                                        Mizner Associates



Signed, sealed and delivered        By: SVMP, INC., a Florida
 in the presence of:                    corporation, General
                                        Partner of SVMP, LTD.


/s/ SHARON J. SHUBIN                By: /s/ BILL SHUBIN
------------------------------          -------------------------------
Signature                               Bill Shubin, President



/s/ SHARON J. SHUBIN
------------------------------
Printed Name



/s/ (ILLEGIBLE)
------------------------------
Signature



/s/ (ILLEGIBLE)
------------------------------
Printed Name


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                                                 TENANT

                                                 Ivy Management, Inc.,
                                                 a Massachusetts corporation

Dated       1/9/97
     ------------------------



Signed, sealed, and delivered
 in the presence of


/s/ (ILLEGIBLE)                                  By: /s/ (ILLEGIBLE)
-------------------------------                      ---------------------------
Signature                                            Its Vice President


/s/ JACQUELINE LOOK
-------------------------------
Printed Name


/s/ ROCHELLE SCHUMACHER
-------------------------------
Signature


ROCHELLE SCHUMACHER
-------------------------------
Printed Name